UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

RENOVARO BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2259340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067
(Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2023, the Board of Directors (the “Board”) of Renovaro Biosciences Inc., a Delaware corporation (the “Company”), appointed Avram Miller to the Board, effective October 11, 2023, to fill a vacancy. Mr. Miller will serve until the Company’s 2024 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

In addition to Mr. Miller’s appointment to the Board, Mr. Miller, the co-founder of Intel Capital, entered into an advisory agreement with the Company (the “Advisory Agreement”), pursuant to which Mr. Miller will provide advice to the Board and the Company on various matters including strategic opportunities, capital allocation, business development, minority investments, licensing arrangements, among others. As compensation for these services, the Company will issue Mr. Miller 1,000,000 shares of restricted stock, 166,667 of which will vest in 2024, 444,444 will vest in 2025, and 388,889 will vest in 2026, subject to Mr. Miller's continued service through each applicable vesting date.

The foregoing description of the Advisory Agreement is not complete and is qualified in its entirety by reference to the full text of the Advisory Agreement, which will be included as an exhibit to our next Quarterly Report on Form 10-Q and is incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between Mr. Miller and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Miller and any director or executive officer of the Company, and other than the Advisory Agreement described above, he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 11, 2023, the Company issued a press release regarding the foregoing, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release of Renovaro Biosciences, Inc. dated October 11, 2023	Furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO BIOSCIENCES, INC.

By:	/s/ Luisa Puche
Name: Luisa Puche Title: Chief Financial Officer

Date: October 11, 2023